UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 16, 2022

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC
6.125% Corporate Units	AEPPZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2022, the Board of Directors (the “Board”) of American Electric Power Company, Inc. (the “Company”) elected Donna A. James to serve as a director of the Company effective June 22, 2022. Ms. James was appointed to the Finance Committee and the Policy Committee. The initial term as a director for Ms. James will continue until the 2023 annual meeting of shareholders.

Ms. James is Managing Director of Lardon & Associates LLC, a business and executive advisory services firm she established in 2006 after retiring from Nationwide Mutual Insurance Company and Nationwide Financial Services. Ms. James served in roles of increasing responsibility over her 25 years with Nationwide including President of Nationwide Strategic Investments and Executive Vice President-Chief Administrative Officer. Ms. James serves as a director of Boston Scientific Corporation (NYSE: BSX), a global developer, manufacturer and marketer of medical devices, The Hartford Financial Services Group (NYSE: HIG), an investment and insurance company, and Victoria's Secret & Co. (NYSE: VSCO), a specialty retailer of women's intimate and other apparel and beauty products.

The Board has determined that Ms. James is an “independent” director under the Company’s Principles of Corporate Governance and the independence requirements of The NASDAQ Stock Market LLC, as well as the applicable rules promulgated by the Securities and Exchange Commission.

As a non-employee director, Ms. James will receive the same compensation paid to other non-employee directors of the Company in accordance with the policies and procedures previously approved by the Board for non-employee directors.

In addition, on June 16, 2022, David J. Anderson notified the Board that he would resign from the Board effective as of June 21, 2022. Mr. Anderson extended his service beyond AEP’s normal retirement age for directors to aid in the transition period following the departure of two directors and the appointment of two new directors in early 2022. Mr. Anderson stated that he is resigning from the Board for personal reasons and not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

June 21, 2022